UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 12, 2020

URBAN OUTFITTERS, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	000-22754	23-2003332
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 South Broad St., Philadelphia, PA	19112-1495
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 454-5500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $.0001 per share	URBN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 12, 2020, Calvin Hollinger notified Urban Outfitters, Inc. (the “Company”) of his decision to resign as Chief Operating Officer of the Company, effective November 1, 2020. In connection with his departure, Mr. Hollinger will be paid $638,508 and will remain eligible to vest in Performance Stock Units granted to him February 28, 2017, February 27, 2018, and February 26, 2019, totaling 53,334 shares of the Company’s common stock. Additionally, the Company will pay for the costs of Mr. Hollinger’s medical, dental, and vision benefit coverage at current coverage levels until October 12, 2021.

On October 13, 2020, effective on the same day, the Company announced (1) the appointment of Margaret A. Hayne and Francis J. Conforti as Co-Presidents of the Company, (2) the promotion of Sheila Harrington to Chief Executive Officer, Free People Brand, (3) the promotion of Hillary Super to Chief Executive Officer, Anthropologie Group, (4) the promotion of David Hayne to Chief Technology Officer, and (5) the promotion of Azeez Hayne, Esq. to Chief Administrative Officer and General Counsel. Additionally, effective October 13, 2020, Mr. Conforti will take on the role of Chief Operating Officer of the Company. He will continue as the Company’s Chief/Principal Financial Officer until a replacement is appointed. Information required by Items 401(b), (d), and (e) of Regulation S-K regarding Ms. M. Hayne, Mr. Conforti, and Mr. A. Hayne is previously reported under the heading “Item 10. Directors, Executive Officers and Corporate Governance” in the Company’s Annual Report on Form 10-K for the year ended January 31, 2020 filed with the Securities and Exchange Commission (“SEC”) on March 31, 2020 and additional information required by Item 404(a) of Regulation S-K is previously reported under the heading “Certain Business Relationships” in the Company’s Definitive Proxy Statement for its 2020 Annual Meeting of Shareholders on Schedule 14A filed with the SEC on March 31, 2020.

In connection with their promotions, Ms. M. Hayne’s salary will be increased from $635,000 to $900,000, Mr. Conforti’s salary will be increased from $773,000 to $900,000, and Mr. A. Hayne’s salary will be increased from $418,000 to $500,000.

Reference is made to the press release issued by the Company on October 13, 2020 and filed as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release, dated October 13, 2020.

104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URBAN OUTFITTERS, INC.

Date: October 13, 2020
	By:	/s/ Francis J. Conforti
Francis J. Conforti
Co-President, Chief Operating Officer and Chief Financial Officer